UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

Emmaus Life Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	EMMA	The NASDAQ Capital Market
Warrants to purchase common stock	EMMAW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on July 18, 2019, Emmaus Life Sciences, Inc. (“we,” “our,” “us,” “Emmaus” or the “company”) received a notice of noncompliance from the Listing Qualifications Staff of The Nasdaq Stock Market (the “Staff”) indicating that the company was not compliant with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) for continued listing of the company common stock on The Nasdaq Capital Market and was not in compliance with the minimum Round Lot holder requirement for continued listing of the company publicly traded warrants. The company timely filed an appeal of the Staff’s determination, which appeal was heard on September 5, 2019.

On September 9, 2019, the company was notified that the Nasdaq Hearing Panel declined to reverse the Staff’s determination to delist the company securities. As a result, the company common stock and warrants will be suspended from trading on The Nasdaq Capital Market as of the opening of trading on September 11, 2019. It is expected that the company common stock and warrants will be eligible for quotation on the OTC Market as of that date.

Item 8.01 Other Events.

On September 10, 2019, the company issued a press release announcing the Hearing Panel’s decision. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2019	Emmaus Life Sciences, Inc.

	By:	/s/ JOSEPH C. SHERWOOD III
		Name:	Joseph C. Sherwood III
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit		Incorporated by Reference				Filed/
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Furnished
99.1	Press Release dated September 10, 2019					*

* Filed herewith.

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